CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Smartsheet Inc. (the “Company”) on Form 10-K for the fiscal year ended January 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer E. Ceran, Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Jennifer E. Ceran
Jennifer E. Ceran
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: March 31, 2020